Common Shares	12 Months Ended
Jun. 30, 2017
Common Shares

9. Common Shares

The authorized share capital of the Company consists of an unlimited number of no par value common and preferred shares. At June 30, 2017 there are no preferred shares issued and outstanding.

Pursuant to its Dividend Reinvestment Plan (the “Plan”), the Company issued 439,388 and 1,028,064 common shares during the fiscal years ended June 30, 2017 and 2016, respectively. The shares issued pursuant to the plan represent non-cash dividends with values of $2.4 million and $4.2 million, for the fiscal years ended June 30, 2017 and 2016, respectively, which have been recorded as a non-cash financing activity in each year. The Plan was established to enable eligible shareholders of the Company to reinvest dividends paid on their common shares to acquire additional common shares of the Company. The common shares issued under the Plan are issued at a price based on the volume weighted average of the closing price of the common shares for the five trading days immediately preceding the relevant dividend date, less a 3% discount.

The Company renewed its normal course issuer bid (“NCIB”) on May 19, 2017. Pursuant to the notice, the Company is permitted to acquire up to a maximum amount of Common Shares equal to 9,225,542 Common Shares in the twelve month period commencing May 24, 2017 and ending on May 23, 2018, subject to the Company’s senior debt agreement requirements. The Company did not repurchase any shares during the fiscal year ended June 30, 2017. During the 2016 fiscal year, the Company purchased and cancelled 575,226 common shares having a value of $2.3 million, pursuant to the NCIB that was in effect at the time.

On February 23, 2017, the Company issued 2,282,104 shares of stock having an approximate value of $12.8 million in connection with the Share Exchange and redemption of the Class B Series Three common shares, which have been recorded as a non-cash financing activity (see Note 11).

During September 2016, the Company issued 6,736 shares of stock having an approximate value of $0.1 million in connection with conversions of the Company’s US$ 6.25% Convertible Debentures, which were recorded as a non-cash financing activity. The remaining principal of these debentures were redeemed on September 19, 2016 (see Note 8).

On April 11, 2016, pursuant to a block trade, the Company acquired and cancelled the remaining 5.0 million shares held by SNCF-Participations (“SNCF-P”), formerly the Company’s largest shareholder, for approximately $23.5 million. SNCF-P had originally invested in the Company in 2008, and had sold four million shares in August 2015. In April 2016, SNCF-P sold an additional 6.4 million shares through a combination of a private transaction and a separate sale to a bank syndicate. The disposal of shares by SNCF-P was part of their previously announced strategy to divest a group of transportation and logistics companies considered as “non-core assets” in their investment portfolio.

During the 2016 fiscal year, the Company issued a total of 309,161 shares having an approximate value of $1.0 million in connection with the acquisition of the two transportation consulting and management services firms, which were recorded as a non-cash investing activity (see Note 3).

On May 8, 2015, the Board of Directors of the Company approved a change in the currency of the monthly dividend to U.S dollars, effective July 1, 2015, with the first U.S. dollar dividend payable August 17, 2015 to shareholders of record on July 31, 2015.

Common shares issued and outstanding are 94,631,743 and 91,903,515 million at June 30, 2017 and 2016, respectively.

The changes in accumulated other comprehensive income for foreign currency translation is as follows:

	2017	2016
Balance at June 30,	$13	$(2,120)
Foreign currency translation	176	2,133

Current period comprehensive income	176	2,133

Balance at June 30,	$189	$13

There were no reclassifications out of accumulated other comprehensive income.